Financial risk management objectives and policies - Interest rate risk (Details) $ in Thousands	Dec. 31, 2022 USD ($)
Disclosure of risk management strategy related to hedge accounting [abstract]
Percentage increase in interest rate	0.50%
Increase in interest rate, effect on pre-tax equity	$ (1,231)
Percentage decrease in interest rate	(0.50%)
Decrease in interest rate, effect on pre-tax equity	$ 1,231